UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2007
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

370 17th Street, Suite 2775
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 3.02. Unregistered Sales of Equity Securities.
Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Fourth Amendment to Omnibus Agreement
Amended and Restated Limited Liability Company Agreement
Consent of Ernst & Young LLP
Consent of Deloitte & Touche LLP
Press Release
Audited and Unaudited Historical Consolidated Financial Statements of Discovery Producer Services LLC
Audited and Unaudited Historical Combined Financial Statements of the East Texas Midstream Business
Unaudited Pro Forma Condensed Consolidated Financial Statements of DCP Midstream Partners, LP

Item 1.01 Entry into a Material Definitive Agreement.
          On July 1, 2007, DCP Midstream Partners, LP (the “Partnership”) acquired from DCP Midstream, LLC (“DCP LLC”), and two of its wholly-owned subsidiaries, DCP LP Holdings, LP (“Holdings”) and DCP Midstream GP, LP (the “General Partner” and together with DCP LLC and Holdings referred to as “DCP”) the following interests (the “Transaction”): (i) a 40% limited liability company interest in Discovery Producer Services LLC, and (ii) a 25% limited liability company interest in DCP East Texas Holdings, LLC (“East Texas”). The Transaction was completed in accordance with the Contribution Agreement, dated May 23, 2007 (the “Contribution Agreement”), between the Partnership and DCP, previously reported on the Partnership’s Current Report on Form 8-K dated May 25, 2007. The description of the Contribution Agreement contained in the Form 8-K filed on May 25, 2007 is incorporated herein by reference and the Contribution Agreement filed in such Form 8-K as Exhibit 10.1 is incorporated herein by reference.
          In connection with the Transaction, the Partnership or wholly-owned subsidiaries of the Partnership, entered into the material definitive agreements described below in this item.
Omnibus Agreement Amendment
          On July 1, 2007, in connection with the Transaction, DCP LLC, the Partnership, the General Partner, DCP Midstream GP, LLC, and DCP Midstream Operating, LP, amended the Third Amendment to Omnibus Agreement between the parties by entering into the Fourth Amendment to Omnibus Agreement (the “Fourth Amendment”). The Fourth Amendment increases the annual fee the Partnership pays to DCP LLC by $158,000 for incremental general and administrative expenses DCP LLC provides to the Partnership.
          The Fourth Amendment is attached as Exhibit 10.2 to this report and is incorporated by reference into this report in its entirety.
East Texas LLC Agreement
     In connection with the Transaction, as of July 1, 2007, DCP Assets Holding, LP, a wholly-owned subsidiary of the Partnership, and DCP LLC, entered into the Amended and Restated Limited Liability Company Agreement for East Texas (the “East Texas LLC Agreement”). This agreement governs the ownership and management of East Texas.
     The East Texas LLC Agreement provides for the management of East Texas by a management committee consisting of representatives of the members. The representatives to the management committee will have voting power that corresponds to the ownership interest of the owner they represent. Except for certain significant matters that are specified in the East Texas LLC Agreement, all actions and decisions relating to East Texas require the approval of the management committee representatives that represent a majority interest. East Texas is required under the East Texas LLC Agreement to make distributions of available cash at least quarterly to its owners. The management committee, by majority approval, will determine the amount of such distributions. DCP LLC will be the operator of East Texas in accordance with the East Texas LLC Agreement. Under the East Texas LLC Agreement, East Texas will be required to reimburse DCP LLC as the operator for all direct and indirect expenses it incurs or payments its makes on behalf of East Texas and all other expenses allocable to East Texas or otherwise incurred by East Texas in connection with operating East Texas’ business.
     Both members of East Texas will be subject to reciprocal rights of first offer under the East Texas LLC Agreement. Accordingly, prior to selling all or a portion of its respective interest in East Texas, that member will be required to first offer its membership interest to the other member.
     The East Texas LLC Agreement is attached as Exhibit 10.3 to this report and is incorporated by reference into this report in its entirety.
Item 2.01. Completion of Acquisition or Disposition of Assets.
          On July 1, 2007, the Partnership completed the Transaction, as described in Item 1.01 and 3.02 of this report which are incorporated by reference into this item in their entirety. The total purchase price paid by the Partnership in the Transaction was approximately $272.3 million consisting of (i) $27.0 million worth of the Partnership’s common units representing 620,404 common units, (ii) $0.6 million worth of the Partnership’s general partner equivalent units representing 12,661 general partner equivalent units, and (iii) $244.7 million in cash. The Partnership financed the cash portion of the purchase price with the Partnership’s existing credit facility and intends to ultimately fund the Transaction with a combination of debt and equity. The purchase price is subject to standard closing adjustments.
          DCP LLC and its affiliates own directly or indirectly approximately 37.4% of the limited partner units of the Partnership, and own 100% of the General Partner of the Partnership. These affiliations create a conflict of interest in the General Partner. As a result of this conflict, the board of directors of DCP Midstream GP, LLC, the general partner of the General Partner, submitted the Transaction for resolution of the conflict to the conflicts committee of the board of directors, a committee consisting entirely of independent directors. Acting pursuant to the provisions of the partnership agreement of the Partnership, the conflicts committee reviewed the Transaction and, with the assistance of independent financial and legal advisors, determined that the Transaction was fair to the Partnership, approved the Transaction and recommended approval of the Transaction to the full board of directors. After receiving the approval and recommendation of the conflicts committee, the board of directors approved the Transaction.
          The description of the Contribution Agreement contained in the Form 8-K filed on May 25, 2007 is incorporated herein by reference and the Contribution Agreement filed in such Form 8-K as Exhibit 10.1 is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
          On July 1, 2007, the Partnership issued approximately $27.0 million of the Transaction consideration to Holdings in the form of 620,404 common units representing limited partner interests in the Partnership. The private placement of these common units with Holdings pursuant to the Contribution Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 7.01. Regulation FD Disclosure.
          On July 2, 2007, the Partnership issued a press release announcing the Transaction. A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.
          A copy of the press release is being furnished and is attached as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Discovery Producer Services LLC as of December 31, 2006 and 2005, and for the years ended December 31, 2006, 2005 and 2004, and unaudited consolidated financial statements of Discovery Producer Services LLC as of March 31, 2007, and for the three months ended March 31, 2007 and 2006, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

Audited combined financial statements of The East Texas Midstream Business as of December 31, 2006 and 2005, and for the years ended December 31, 2006, 2005 and 2004, and unaudited combined financial statements of the East Texas Midstream Business as of March 31, 2007, and for the three months ended March 31, 2007 and 2006, are attached hereto as Exhibit 99.4, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of March 31, 2007, and for the three months ended March 31, 2007, and for the years ended December 31, 2006, 2005 and 2004, are attached hereto as Exhibit 99.5, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP its General Partner

	By:	DCP Midstream GP, LLC its General Partner
Date: July 2, 2007	/s/ Thomas E. Long
	Name:	Thomas E. Long
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
+ Exhibit 10.1	Contribution Agreement, dated May 23, 2007, between DCP LP Holdings, LP, DCP Midstream, LLC, DCP Midstream GP, LP and DCP Midstream Partners, LP (incorporated by reference to Exhibit 10.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K filed with the SEC on May 25, 2007).

Exhibit 10.2	Fourth Amendment to Omnibus Agreement, dated July 1, 2007, among DCP Midstream, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and DCP Midstream Operating, LP.

Exhibit 10.3	Amended and Restated Limited Liability Company Agreement of DCP East Texas Holdings, LLC, dated July 1, 2007, between DCP Midstream, LLC and DCP Assets Holding, LP.

Exhibit 23.1	Consent of Ernst & Young LLP on Discovery Producer Services LLC’s Consolidated Financial Statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

Exhibit 23.2	Consent of Deloitte & Touche LLP on East Texas Midstream Business’ Combined Financial Statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

+ Exhibit 99.1	Press release of DCP Midstream Partners, LP dated May 23, 2007 (incorporated by reference to Exhibit 99.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K filed with the SEC on May 25, 2007).

Exhibit 99.2	Press release of DCP Midstream Partners, LP dated July 2, 2007.

Exhibit 99.3	Audited and unaudited historical consolidated financial statements of Discovery Producer Services LLC.

Exhibit 99.4	Audited and unaudited historical combined financial statements of the East Texas Midstream Business.

Exhibit 99.5	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

+	Incorporated by reference.